EXECUTION

                               AMENDMENT NO. 2 TO
                          LOAN AND SECURITY AGREEMENT

                                                 October 11, 2002

Congress Financial Corporation (Southern)
200 Galleria Parkway, Suite 1500
Atlanta, Georgia 30339

             Re: Loan and Security Agreement, dated October 11, 2000

Ladies and Gentlemen:

      Congress Financial Corporation (Southern) ("Lender") and Galion, Inc. ("Galion"), Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC ("Valentec"), Safety Components Fabric Technologies, Inc. ("SCFT"), Automotive Safety Components International, Inc. ("Automotive International"), Automotive Safety Components International GmbH & Co. KG ("German Borrower"), Automotive Safety Components International Limited ("UK Borrower" and together with Galion, Valentec, SCFT, Automotive International and German Borrower, individually each a "Borrower" and collectively, "Borrowers"), Safety Components International, Inc. ("Safety"), ASCI Holdings Germany (DE), Inc. ("ASCI Germany"), ASCI Holdings U.K. (DE), Inc. ("ASCI UK"), ASCI Holdings Mexico (DE), Inc. ("ASCI Mexico"), ASCI Holdings Czech (DE), Inc. ("ASCI Czech"), Automotive Safety Components International, S.A. de C.V. ("Automotive Safety Mexico") and Automotive Safety Components International s.r.o. ("Automotive Safety Czech" and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a "Guarantor" and collectively, "Guarantors") have entered into financing arrangements pursuant to which Lender has made and may make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors, as amended by Amendment No. 1 and Consent to Loan and Security Agreement, dated as of November 2, 2001, by and among Borrowers, Guarantors and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

      Borrowers have informed Lender that they intend to amend the Existing Loan Agreements as more fully described in the Existing Notes Amendment Documents (as hereinafter defined): (i) to extend the maturity date of the Indebtedness arising under the Existing Loan Agreements, (ii) to provide for a prepayment of the principal amount of such Indebtedness in the amount of $5,000,000, (iii) to provide for certain quarterly principal prepayments in respect of such Indebtedness, and (iv) to pay Existing Agent, for the benefit of Existing Lenders, an extension fee in the amount of $270,000.

      Borrowers and Guarantors have requested that Lender agree to amend the Loan Agreement as set forth below, and Lender is willing to agree to such requests subject to the terms and conditions contained herein.

      In consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments

            (a) Definitions.

                  (i) Additional Definitions. Section 1 of the Loan Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

            "Amendment No. 2" shall mean Amendment No. 2 to Loan and Security Agreement, dated October 11, 2002, by and among Lender, Borrowers and Guarantors.

            "Existing Notes Amendment Documents" shall mean, collectively, the following (as each now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) Amendment No. 1 to Subordinated Secured Credit Agreement, dated of even date with Amendment No. 2, by and among Safety, UK Borrower and German Borrower, as borrowers, certain of their affiliates, as guarantors, Existing Lenders and Existing Agent, and (b) all agreements, documents and instruments executed and /or delivered in connection therewith.

                  (ii) Amendment to Definitions.

                        (A) The definition of "Excess Availability" in Section
1.44 of the Loan Agreement and the other Financing Agreements is hereby amended by deleting the parenthetical phrase "(which shall be deemed to be $35,000,000 solely for purposes of computing the Applicable Margin pursuant to Section 1.7 and the amount of Excess Availability pursuant to Sections 4.1(l) and 6.3(b)(iv))" and replacing it with the following: "(which shall be deemed to be $35,000,000 solely for purposes of computing the Applicable Margin pursuant to
Section 1.7 and the amount of Excess Availability pursuant to Sections 4.1(l), 6.3(b)(iv) and 9.9(g)(ii) hereof)".


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                        (B) All references to "Existing Loan Agreements" in the
Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Existing Loan Agreements as amended by the Existing Notes Amendment Documents.

                        (C) All references to "Financing Agreements" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, Amendment No. 2.

                        (D) All references to "Intercreditor Agreement" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Intercreditor Agreement as amended by Amendment No. 1 to Intercreditor and Subordination Agreement, dated of even date herewith, by and among Lender, Existing Agent and Existing Lenders.

            (b) Indebtedness. Section 9.9 of the Loan Agreement is hereby amended to delete clause (g) thereof and replace it with the following:

                  "(g) Indebtedness of Borrowers to the Existing Lenders
            evidenced by or arising under the Existing Notes (as in effect on the effective date of Amendment No. 2); provided, that:

                        (i) the principal amount of such Indebtedness shall not
                  exceed US$15,861,000, less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory, and interest thereon shall not exceed the rate provided for in the Existing Notes (including the default rate referred to therein) as in effect on the effective date of Amendment No. 2,

                        (ii) Borrowers and Guarantors shall not, directly or
                  indirectly, make any payments in respect of such Indebtedness, except that Borrowers may make the following payments subject to the terms of the Intercreditor Agreement: (A) regularly scheduled payments of interest on such Indebtedness, (B) the payment in full of the principal in respect of such Indebtedness on or after October 10, 2003, (C) mandatory prepayments of principal in respect of such Indebtedness in accordance with the terms of Section 3.1 and clause (i) of
                  Section 3.2 of the Existing Credit Agreement (as in effect on the effective date of Amendment No. 2 and after giving effect to the Existing Notes Amendment Documents), (D) mandatory prepayments of principal in respect of such Indebtedness in accordance with the terms of clause (ii) of Section 3.2 of the Existing Credit Agreement (as in effect on the effective date of Amendment No. 2 and after giving effect to the Existing Notes Amendment Documents), (E) the payment of


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

                  an extension fee in the amount of $270,000 on or prior to the effective date of Amendment No. 2, and (F) a principal prepayment in respect of such Indebtedness in the amount of $5,000,000 on the effective date of Amendment No. 2; provided, that, (1) in each case, (aa) such payments and prepayments shall be made in accordance with the terms of the Existing Loan Agreements as in effect on the effective date of Amendment No. 2 and after giving effect to the Existing Notes Amendment Documents and (bb) no payments or prepayments may be made during a Blockage Period (as defined in the Intercreditor Agreement), and (2) in the case of any prepayment described in clause (D) above, (aa) for each of the thirty (30) consecutive days immediately prior to the date of any such prepayment, the aggregate Excess Availability of Borrowers shall have been not less than $5,000,000, (bb) as of the date of any such prepayment and after giving effect thereto, the aggregate Excess Availability of Borrowers shall be not less than $5,000,000, and (cc) as of the date of any such prepayment and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and is continuing; provided, that, in the case of any prepayment described in clause (D) above which would have been made in respect of any fiscal quarter under clause (ii) of
                  Section 3.2 of the Existing Credit Agreement (as in effect on the effective date of Amendment No. 2 and after giving effect to the Existing Notes Amendment Documents) but for the failure to satisfy the conditions set forth in clauses (aa) and (bb) above, a subsequent prepayment may thereafter be made with respect to such fiscal quarter (or an initial prepayment may thereafter be made with respect to such fiscal quarter in the event that no prepayment has been made with respect thereto because Consolidated EBITDA (as defined in the Existing Credit Agreement) was less than $3,750,000 for such fiscal quarter) in an amount equal to $1,000,000 less the amount previously prepaid in respect of such fiscal quarter (a "Subsequent Prepayment") so long as the aggregate Excess Availability of Borrowers shall have been not less than $5,000,000 for each of the thirty (30) consecutive days immediately prior to the date of any Subsequent Prepayment and as of the date of any such Subsequent Prepayment and after giving effect thereto, the aggregate Excess Availability of Borrowers shall be not less than $5,000,000,

                        (iii) such Indebtedness shall be subject to the
                  Intercreditor Agreement,

                        (iv) Lender shall have received true, correct and
                  complete copies of the Existing Loan Agreements (including the Existing Notes Amendment Documents), as duly executed and delivered by the parties thereto,


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                        (v) Borrowers and Guarantors shall not, directly or
                  indirectly, (A) amend, modify, alter or change any of the terms of such Indebtedness or any of the Existing Notes or the other Existing Loan Agreements, as in effect on the effective date of Amendment No. 2, except that, Borrowers may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except for payments and prepayments expressly permitted by Section 9.9(g)(ii) above,

                        (vi) Borrowers and Guarantors shall furnish to Lender
                  all notices or demands in connection with such Indebtedness either received by a Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by a Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be, and

                        (vii) following the making of any prepayment of such
                  Indebtedness pursuant to Section 3.2 of the Existing Credit Agreement, Borrowers and Guarantors shall furnish to Lender written notice of any such prepayment and the amount thereof together with such other information with respect thereto as Lender may request."

            (c) Term.

                  (i) Section 12.1(a) of the Loan Agreement is hereby amended to delete the reference to the phrase "the date three (3) years from the date of the initial Loan hereunder" in the first sentence of such Section and to replace it with "October 9, 2003".

                  (ii) Section 12.1(c)(iii) of the Loan Agreement is hereby amended to delete the reference to the phrase "the third anniversary thereof" in such Section and to replace it with "October 9, 2003"

            (d) Schedule 1.49. The reference to "Fleet Bank" on Schedule 1.49 to the Loan Agreement is hereby deleted and replaced with "Fleet National Bank (successor by merger to Fleet Bank)".

      2. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth


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

and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) neither the execution and delivery of this Amendment, the Existing Notes Amendment Documents or the documents, agreements or instruments executed or delivered in connection therewith or related thereto, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries in any respect, or conflict with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

            (b) the Existing Notes Amendment Documents and the transactions contemplated under each have been duly, executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the satisfaction (not merely the waiver, except as have been disclosed to Lender and consented in writing by Lender ) of all conditions precedent set forth therein;

            (c) this Amendment has been duly executed and delivered by Borrowers and Guarantor and is in full force and effect as of the date of Amendment No. 2 and the agreements and obligations of Borrowers and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantor enforceable against Borrowers and Guarantor in accordance with their respective terms;

            (d) Lender shall have received true, correct and complete copies of each of the Existing Notes Amendment Documents, duly authorized, executed and delivered by the parties thereto;

            (e) Borrowers and Guarantors have received all necessary consents and approvals of third parties to the transactions contemplated by Amendment No. 2 and the Existing Notes Amendment Documents; and

            (f) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

      3. Conditions Precedent. The amendments and consent set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

            (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;


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

            (b) the receipt by Lender of an original letter, dated of even date herewith, duly authorized, executed and delivered by Borrowers and Guarantors authorizing Lender to make certain payments to third parties with the proceeds of the Loans on the date hereof;

            (c) the receipt by Lender of an original of Amendment No. 1 to Intercreditor and Subordination Agreement, duly authorized, executed and delivered by Existing Agent and Existing Lenders;

            (d) the receipt by Lender of true, correct and complete copies of the Existing Notes Amendment Documents, duly authorized, executed and delivered by the parties thereto, which shall be in form and substance satisfactory to Lender;

            (e) the receipt by Lender of an original letter, dated of even date herewith, duly authorized, executed and delivered by Existing Agent, certifying that all the conditions precedent set forth in the Existing Notes Amendment Documents have been satisfied or waived, the Existing Notes Amendment Documents are effective and such other further matters as Lender may request;

            (f) all requisite corporate action and proceedings in connection with this Amendment shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities; and

            (g) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and is continuing

      4. General.

            (a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

            (b) Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements.

            (c) Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.


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

            (d) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).

            (e) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment or consent contained herein shall not be construed to constitute an amendment or consent to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment or consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

            (d) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

                                   GALION, INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   SAFETY COMPONENTS FABRIC
                                   TECHNOLOGIES, INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   AUTOMOTIVE SAFETY COMPONENTS
                                   INTERNATIONAL, INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   AUTOMOTIVE SAFETY COMPONENTS
                                   INTERNATIONAL GmbH & Co. KG

                                   By:________________________________________

                                   Title:_____________________________________


                                   AUTOMOTIVE SAFETY COMPONENTS
                                   INTERNATIONAL LIMITED

                                   By:________________________________________

                                   Title:_____________________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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                     [SIGNATURES CONTINUED FROM PRIOR PAGE]

                                   VALENTEC WELLS, LLC (formerly known
                                   as Valentec International Corporation, LLC)

                                   By:________________________________________

                                   Title:_____________________________________


                                   SAFETY COMPONENTS
                                   INTERNATIONAL, INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   ASCI HOLDINGS GERMANY (DE), INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   ASCI HOLDINGS U.K. (DE), INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   ASCI HOLDINGS MEXICO (DE), INC.

                                   By:________________________________________

                                   Title:_____________________________________


                                   ASCI HOLDINGS CZECH (DE), INC.

                                   By:________________________________________

                                   Title:_____________________________________

                       [SIGNATURES CONTINUE ON NEXT PAGE]


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

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]

                                   AUTOMOTIVE SAFETY COMPONENTS
                                   INTERNATIONAL, S.A. de C.V.

                                   By:________________________________________

                                   Title:_____________________________________


                                   AUTOMOTIVE SAFETY COMPONENTS
                                   INTERNATIONAL S.R.O.

                                   By:________________________________________

                                   Title:_____________________________________


AGREED:

CONGRESS FINANCIAL CORPORATION
(SOUTHERN)

By:___________________________

Title:________________________


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